UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 20, 2010
The Goodyear Tire & Rubber Company
(Exact name of registrant as specified in its charter)

Ohio	1-1927	34-0253240

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1144 East Market Street, Akron, Ohio	44316-0001

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 330-796-2121
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-1.1
EX-5.1
EX-5.2
EX-5.3
EX-5.4
EX-99.1

Item 8.01. Other Events.
     On August 20, 2010, The Goodyear Tire & Rubber Company (the “Company”) entered into an underwriting agreement with Deutsche Bank Securities Inc. (the “Underwriting Agreement”) for the issuance and sale by the Company of $100 million in aggregate principal amount of its 8.250% Senior Notes due 2020 (the “Additional Notes”). The Additional Notes are guaranteed by the Company’s U.S. and Canadian subsidiaries that also guarantee the Company’s obligations under its senior secured credit facilities (the “Subsidiary Guarantors”). The Company registered the offering and sale of the Additional Notes under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-168704) (the “Registration Statement”). A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K.
     The Additional Notes were issued on August 25, 2010 pursuant to the Indenture, dated as of August 13, 2010 (the “Base Indenture”), among the Company, the Subsidiary Guarantors and Wells Fargo Bank, N.A., as Trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of August 13, 2010 (the “Supplemental Indenture”), among the Company, the Subsidiary Guarantors and the Trustee (the Base Indenture, as supplemented by the Supplemental Indenture, the “Indenture”). The Additional Notes will have the same terms as, and will be treated as the same class with, the $900 million aggregate principal amount of 8.250% Senior Notes due 2020 issued by the Company under the Indenture on August 13, 2010 (the “Existing 2020 Notes” and, together with the Additional Notes, the “Notes”).
     The Indenture provides, among other things, that the Notes will be senior unsecured obligations of the Company and will rank equally with all of the Company’s other senior unsecured and unsubordinated debt. Interest is payable on the Notes on February 15 and August 15 of each year, beginning on February 15, 2011. The Notes will mature on August 15, 2020. On or after August 15, 2015, the Company may redeem for cash some or all of the Notes at the redemption prices set forth in the Supplemental Indenture. Prior to August 15, 2015, the Company may redeem for cash some or all of the Notes at a redemption price equal to the principal amount of the Notes plus the make-whole premium set forth in the Supplemental Indenture. In addition, at any time prior to August 15, 2013, the Company may redeem up to 35% of the original aggregate principal amount of the Notes with the net cash proceeds of certain equity offerings at the redemption price set forth in the Supplemental Indenture.
     The terms of the Indenture, among other things, limit the ability of the Company and certain of its subsidiaries to (i) incur additional debt or issue redeemable preferred stock, (ii) pay dividends, or make certain other restricted payments or investments, (iii) incur liens, (iv) sell assets, (v) incur restrictions on the ability of the Company’s subsidiaries to pay dividends to the Company, (vi) enter into affiliate transactions, (vii) engage in sale and leaseback transactions, and (viii) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets. These covenants are subject to significant exceptions and qualifications. For example, if the Notes are assigned an investment grade rating by Moody’s and Standard & Poor’s and no default has occurred or is continuing, certain covenants will be suspended.
     The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest,

breach of covenants or other agreements in the Indenture, defaults in or failure to pay certain other indebtedness or judgments, and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 25% in principal amount of the then outstanding Notes may declare the principal of and accrued but unpaid interest on all of the Notes to be due and payable. In addition, in the event of a change in control, the Company will be required to make an offer to repurchase the Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest to the date of repurchase.
     Copies of the Base Indenture and the Supplemental Indenture have been previously filed as Exhibits 4.1 and 4.2, respectively, to the Company’s Current Report on Form 8-K filed on August 13, 2010. The descriptions of the material terms of the Indenture and the Notes are qualified in their entirety by reference to such exhibits.
     A news release dated August 20, 2010 announcing the pricing of the offering of the Additional Notes is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of August 20, 2010, among the Company, the subsidiary guarantors party thereto and Deutsche Bank Securities Inc.

4.1	Indenture, dated as of August 13, 2010, among the Company, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 13, 2010)

4.2	First Supplemental Indenture, dated as of August 13, 2010, among the Company, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on August 13, 2010)

4.3	Form of global note for 8.250% Senior Notes due 2020 (set forth as Exhibit 1 to the First Supplemental Indenture and incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on August 13, 2010)

5.1	Opinion of Covington & Burling LLP

5.2	Opinion of David L. Bialosky

5.3	Opinion of Fasken Martineau DuMoulin LLP

5.4	Opinion of Squire, Sanders & Dempsey L.L.P.

23.1	Consent of Covington & Burling LLP (included in Exhibit 5.1)

23.2	Consent of David L. Bialosky (included in Exhibit 5.2)

23.3	Consent of Fasken Martineau DuMoulin LLP (included in Exhibit 5.3)

23.4	Consent of Squire, Sanders & Dempsey L.L.P. (included in Exhibit 5.4)

99.1	News Release, dated August 20, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOODYEAR TIRE & RUBBER COMPANY
Dated: August 25, 2010	By:	/s/ David L. Bialosky
David L. Bialosky
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of August 20, 2010, among the Company, the subsidiary guarantors party thereto and Deutsche Bank Securities Inc.

4.1	Indenture, dated as of August 13, 2010, among the Company, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 13, 2010)

4.2	First Supplemental Indenture, dated as of August 13, 2010, among the Company, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on August 13, 2010)

4.3	Form of global note for 8.250% Senior Notes due 2020 (set forth as Exhibit 1 to the First Supplemental Indenture and incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on August 13, 2010)

5.1	Opinion of Covington & Burling LLP

5.2	Opinion of David L. Bialosky

5.3	Opinion of Fasken Martineau DuMoulin LLP

5.4	Opinion of Squire, Sanders & Dempsey L.L.P.

23.1	Consent of Covington & Burling LLP (included in Exhibit 5.1)

23.2	Consent of David L. Bialosky (included in Exhibit 5.2)

23.3	Consent of Fasken Martineau DuMoulin LLP (included in Exhibit 5.3)

23.4	Consent of Squire, Sanders & Dempsey L.L.P. (included in Exhibit 5.4)

99.1	News Release, dated August 20, 2010